                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1997

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

        KEMPER STRATEGIC
        INCOME FUND

            "... We monitor the fund's emerging market investments
             based on their own strenth but also the strength of
           other regions in the world to which they have ties. ..."



                                                           [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF
INVESTMENTS
12
REPORT OF
INDEPENDENT AUDITORS
13
FINANCIAL STATEMENTS
15
NOTES TO
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
18
DESCRIPTION OF DIVIDEND
REINVESTMENT PLAN


At A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1997

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
    KEMPER STRATEGIC
    INCOME FUND                     12.55%     23.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE
AND MARKET PRICE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  11/30/97   11/30/96
--------------------------------------------------------------------------------
    NET ASSET VALUE                 $15.39     $15.34
--------------------------------------------------------------------------------
    MARKET PRICE                    $19.81     $17.75
--------------------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of its assets in foreign securities which present special risks including fluctating exchange rates, government regulation and differences in liquidity that may affect the volatility of your investment.

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1997.


                                  KEMPER STRATEGIC
                                    INCOME FUND
--------------------------------------------------------------------------------
    ONE-YEAR INCOME:                  $1.799
--------------------------------------------------------------------------------
    NOVEMBER DIVIDEND:                $0.1500
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)         11.70%
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET VALUE)             9.09%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

EMERGING MARKETS A developing or emerging country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)                    1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

MANAGEMENT TEAM

                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. Patrick Beimford, Jr. is a managing director with what is now Scudder Kemper Investments, Inc. in 1976 and is a portfolio co-manager of Kemper Strategic Income Fund. He received a bachelor of science and industrial management degree from Purdue University and earned an M.B.A. from the University of Chicago.

[MCNAMARA PHOTO]

Mike McNamara has been with Scudder Kemper Investments since 1972 and is a managing director of Scudder Kemper Investments and portfolio co-manager of Kemper Strategic Income Fund. McNamara graduated with a B.S. in Business Administration from the University of Missouri and earned an M.B.A. from Loyola University.

[RESIS PHOTO]

Harry Resis is a managing director with Scudder Kemper Investments. He joined the company in 1988 and is a portfolio co-manager of Kemper Strategic Income Fund. Resis received a B.A. in Finance from Michigan State University.

[TRUTTER PHOTO]

Jonathan Trutter has been with Scudder Kemper Investments since 1989. He is a senior vice president of Scudder Kemper Investments and a portfolio co-manager of Kemper Strategic Income Fund. Trutter received a bachelor's degree with dual majors in East Asian Languages and International Relations from the University of Southern California. He earned a master's of management degree from Kellogg Graduate School of Business at Northwestern University.

[VANDENBERG PHOTO]

Richard Vandenberg joined Scudder Kemper Investments in March 1996, as managing director of Scudder Kemper Investments and portfolio co-manager of Kemper Strategic Income Fund. Vandenberg has more than 20 years of fixed-income portfolio management experience. He received both a bachelor's degree and an M.B.A. from the University of Wisconsin.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

FIXED-INCOME INVESTMENTS PERFORMED WELL DURING THE 12 MONTHS ENDED NOVEMBER 30, 1997. BELOW, THE PORTFOLIO MANAGERS DISCUSS WHY THEY FAVORED EMERGING MARKET INVESTMENTS OVER OTHERS TO ENHANCE THE FUND'S PERFORMANCE.



Q     DURING THE FUND'S FISCAL YEAR THE FEDERAL RESERVE BOARD (THE FED) RAISED
SHORT-TERM INTEREST RATES. NEAR THE END OF THE YEAR, EVENTS IN SOUTHEAST ASIA CAUSED A MAJOR SELL-OFF IN GLOBAL MARKETS. HOW DID THESE EVENTS IMPACT THE PERFORMANCE OF THE FIXED-INCOME MARKETS?


A     Despite these events, fixed-income securities performed relatively well during the 12-month period. The Fed did raise interest rates but the impact of the tightening on the market was brief and relatively minimal. In addition, the crisis in Southeast Asia hurt some corporate and emerging market bonds but caused U.S. government bonds to rally. Specifically, here's what happened.

  At the start of the fiscal year, Federal Reserve Board Chairman Alan Greenspan implied in passing that financial assets might be overvalued. This shook the market and caused yields to rise and securities prices to fall. Early in 1997, strong economic reports surfaced and Greenspan reiterated his concern about the values of securities and about the potential for a rise in wage inflation. In what was considered to be a preemptive move at keeping inflation in check, the Fed tightened short-term rates by 0.25 percent in late March.

  While economic growth remained somewhat strong, even after the Fed tightening, inflation remained uncharacteristically low. Fixed-income markets began recouping losses experienced with the Fed's interest rate increase as inflation fears remained unconfirmed. Market yields fluctuated with the release of varying economic data but remained relatively range-bound until October.

  On October 8, Greenspan once again expressed his concern about whether the current low level of inflation could continue with such a strong U.S. economy. The market believed his comments to be a warning that he might tighten interest rates again soon. That prospect was discounted on October 27, Gray Monday as it was later named, when there was a global equity market sell-off spawned by economic events in Southeast Asia. The sell-off was dramatic but short-lived. Gray Monday ushered in steep declines in emerging market bonds and declines less significant in high yield and investment grade corporate bonds. Investors flocked to higher quality issues and as a result the U.S. Treasury market rallied through the end of the fund's fiscal year. Corporate and emerging markets began recovering in November, as investors began to regain confidence in these markets.



Q     HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?


A     Kemper Strategic Income Fund performed well and on November 30, 1997, was trading at a 28.74 percent premium to net asset value. On a market price basis, the fund gained 23.53 percent. In net asset value (NAV), the fund gained 12.55 percent, outperforming the NAV return of its peer group average by almost 11 percent. The Lipper Analytical Services, Inc. flexible income category average NAV return was 11.31 percent.

  Based on its net asset value of $15.39 on November 30, the fund provided a distribution rate of 11.7 percent, compared with the 7.8 percent average distribution rate of the Lipper flexible income category for the same period. Based on the fund's market price of $19.81 per share on November 30, Kemper Strategic Income Fund's distribution rate was 9.1 percent compared with the 7.9 percent average rate of its Lipper peer group.



Q     HOW DID YOU POSITION THE FUND'S INVESTMENTS?


A     Our focus in managing the fund is to maximize income for shareholders while managing risk. This income focus gives us the flexibility to take strong positions in the investments we believe have the most income-earning potential. This year we found a great deal of potential in the emerging markets sector and kept an overweighting of about 40-43 percent of the fund in that sector. This strong position was beneficial as emerging markets were the best performing fixed-income sector for the 12-month period, gaining 14.18 percent according to the Salomon Smith Barney Total Rate-of-Return Index.

  Our second largest allocation was to mortgages which represented just over one-third of the fund during most of the year. This allocation was positive on several levels. First, mortgages enjoyed positive performance during the period, gaining 7.80 percent, according to Salomon Brothers, for the 12 months ended November 30. Mortgages are high credit quality assets (AAA-rated), which not only boost the fund's overall credit quality but act as a good portfolio diversification tool.
 6

PERFORMANCE UPDATE

Generally mortgage investments do not perform in tandem with the other sectors in which the fund invests -- emerging market investments and corporate high yield bonds. This lack of direct correlation helps limit volatility of the fund.

  Mortgages also play a role in our use of leverage for the fund. We borrow to increase our investment in bonds, thus increasing income. We are generally able to borrow almost the full value of the fund's mortgage investments. This use of leverage enabled us to invest more heavily in emerging markets, thus boosting the income earned by the fund.

  Because of the fund's substantial positions in mortgages and emerging market investments, high yield bonds represented just over 20 percent of the fund's investments during most of the year. We chose to limit the fund's high yield investments not because of any fundamental weakness in that market, but because we believed that the incremental performance of emerging market investments outweighed performance potential of high yield corporate bonds.



Q     HOW DID THE FUND'S EMERGING MARKET INVESTMENTS PERFORM GIVEN THE RECENT
VOLATILITY IN THE GLOBAL MARKETPLACE?


A     Events in Southeast Asia late in the year temporarily hurt the fund's emerging markets sector. However, the fund had no Southeast Asian exposure, so the set-back was brief and the fund began recovering as quickly as November and for the year, this sector provided the highest returns for the fund.



Q     DO YOU REMAIN OPTIMISTIC ABOUT THE POTENTIAL OF EMERGING MARKET
      INVESTMENTS?



A     Most definitely. Remember, the sell-off on Gray Monday was caused by concerns about Southeast Asia and did not occur because of any fundamental weaknesses in other markets. In recent years, market investments have shown great resiliency -- from the Southeast Asia crisis this year and from the Mexican peso crisis of 1994-95.

  Many emerging markets have also made great strides at making economic changes that have helped improve their sovereign creditworthiness. Additionally, because of the lower global interest rate environment, investors are looking for higher rates of income. This has been very positive for the emerging markets sector.

  We remain bullish about emerging market investments. However, we don't discount the fact that these investments are more volatile. We monitor the fund's emerging market investments based on their own strength but also the strength of other regions in the world to which they have ties. We plan to use these investments prudently and cautiously to maintain a high level of income for the fund.



Q     WHAT CAN YOU TELL US ABOUT THE PERFORMANCE OF HIGH YIELD BONDS?


A     It was another strong year for high yield bonds, but we began to see some intermittent bouts of volatility enter the market. The market was impacted by both a Federal Reserve Board interest rate tightening early in the year and Gray Monday late in the fiscal year. High yield bonds weren't sidelined for long on either occasion. New high yield supply grew phenomenally during the year, reaching record levels and was met with strong demand. The fund's high yield investments performed in-line with the market, benefiting from strong economic and corporate growth.



Q     WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?


A     We remain bullish on the fixed-income marketplace. Economic growth in the
U.S. is strong, while inflation remains tame. Global interest rates are low as well with relatively strong growth (except Southeast Asia). These are all positive signs for the bond markets and the sectors in which the fund invests.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------
                                      ON 11/30/97              ON 11/30/96
--------------------------------------------------------------------------

    MORTGAGE PASS-THROUGHS                 34%                      32%
--------------------------------------------------------------------------
    HIGH YIELD CORPORATE BONDS             21                       26
--------------------------------------------------------------------------
    EMERGING MARKETS                       42                       40
--------------------------------------------------------------------------
    OTHER                                   3                        2
--------------------------------------------------------------------------
                                          100%                     100%

                                        [PIE CHART]             [PIE CHART]
                                        ON 11/30/97             ON 11/30/96

LONG-TERM FIXED INCOME SECURITIES RATINGS

--------------------------------------------------------------------------
                                      ON 11/30/97              ON 11/30/96
--------------------------------------------------------------------------
    AAA                                    37%                      35%
--------------------------------------------------------------------------
    A                                       6                        6
--------------------------------------------------------------------------
    BB                                     26                       23
--------------------------------------------------------------------------
    B                                      31                       35
--------------------------------------------------------------------------
    OTHER                                  --                        1
--------------------------------------------------------------------------
                                          100%                     100%

                                        [PIE CHART]             [PIE CHART]
                                        ON 11/30/97             ON 11/30/96

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of S&P or Moody's ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY

------------------------------------------------------------------------
                                   ON 11/30/97               ON 11/30/96
------------------------------------------------------------------------
    AVERAGE MATURITY                11.2 years                13.4 years
------------------------------------------------------------------------

*Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND

Portfolio of Investments at November 30, 1997

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                                                      PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT--49.9%                   Federal National Mortgage Association
                                               7.50%, 2027                                  $      966    $      986
                                             Government National Mortgage Association
                                               7.50%, 2023-2027                                 14,208        14,520
                                               8.00%, 2022-2026                                 10,553        10,947
                                             -----------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (Cost: $25,210)                                                  26,453
                                             -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENTS--62.3%            (b)Republic of Argentina
                                               5.656%, 2002                                      8,900        10,254
                                               5.656%, 2007                                      6,350         5,399
                                             Federal Republic of Brazil, 8.00%, 2014,
                                               PIK                                              15,745        11,809
                                          (b)United Mexican States,
                                               6.25%, 2019                                       2,500         2,031
                                               11.50%, 2026                                        910         1,053
                                          (b)Republic of Venezuela
                                               6.843%, 2002                                      1,956         1,897
                                               6.75%, 2007                                         750           670
                                             -----------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost: $25,416)                                                  33,113
                                             -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
    BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003                    500           532
    CABLESYSTEMS AND                      (a)Australis Holdings, 15.00%, with
    PUBLISHING--7.6%                           warrants, 2002                                      500           225
                                             Cablevision Systems Corp., 9.875%, 2013               450           489
                                             Frontiervision, 11.00%, 2006                          400           433
                                             Intermedia Capital Partners, 11.25%,
                                               2006                                                250           277
                                          (a)International Cabletel, Inc., 12.75%,
                                               2005                                              1,130           924
                                             Newsquest Capital, PLC, 11.00%, 2006                  400           446
                                             Sinclair Broadcasting Group, Inc.,
                                               10.00%, 2003                                        500           543
                                          (a)UIH Australia Pacific, Inc., 14.00%,
                                               2006                                                280           182
                                             -----------------------------------------------------------------------
                                                                                                               4,051
--------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--3.8%                  (a)Call-Net Enterprises, Inc., 13.25%,
                                               2004                                                330           301
                                             Communication and Power Industry, Inc.,
                                               12.00%, 2005                                        150           168
                                          (a)Intermedia Communications of Florida
                                               Inc., 11.25%, 2007, with warrants
                                               expiring 2000                                       520           372
                                             Metronet Communications, 12.00%, 2007                 100           113
                                          (a)Millicom International Cellular,
                                               S.A., 13.50%, 2006                                  500           365
                                             USA Mobile Communications, Inc. II,
                                               14.00%, 2004                                        140           155
                                             Western Wireless, 10.50%, 2007                        500           538
                                             -----------------------------------------------------------------------
                                                                                                               2,012

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,                      Coinmach Corp., 11.75%, 2005                 $      500      $      555
    HOMEBUILDERS AND                         Hovnanian Enterprises, 11.25%, 2002                 500             523
    REAL ESTATE--3.2%                        Presley Companies, 12.50%, 2001                     320             305
                                          (a)PTC International Finance, 10.75%, 2007             500             320
                                             -----------------------------------------------------------------------
                                                                                                               1,703
--------------------------------------------------------------------------------------------------------------------
    LODGING AND GAMING--2.5%                 Empress River Casino, 10.75%, 2002                  200             214
                                             Players International, 10.875%, 2005                470             508
                                          (a)Six Flags Theme Park, 12.25%, 2005                  550             580
                                             -----------------------------------------------------------------------
                                                                                                               1,302
--------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS AND                Aftermarket Technology, 12.00%, 2004                375             416
    MINING--8.9%                             Alvey Systems, 11.375%, 2003                        500             530
                                             Bar Technologies, 13.50%, with warrants,
                                               2001                                              500             570
                                          (a)Building Materials Corporation of
                                               America, 11.75%, 2004                           1,100           1,028
                                             Day International Group, Inc., 11.125%,
                                               2005                                               40              43
                                             Euramax International, PLC, 11.25%, 2006            400             433
                                             GS Technologies, 12.25%, 2005                       100             112
                                             Huntsman Polymers Corp., 11.75%, 2004               170             190
                                             IMO Industries, 11.75%, 2006                        500             549
                                             InterAmericas Communications, 14.00%,
                                               2007                                              200             202
                                             Nortek, Inc., 9.875%, 2004                          270             274
                                             Weirton Steel Corp., 11.375%, 2004                  400             422
                                             -----------------------------------------------------------------------
                                                                                                             4,769
--------------------------------------------------------------------------------------------------------------------
    PAPER, FOREST PRODUCTS                   Gaylord Container Corp., 12.75%, 2005               500             541
    AND CONTAINERS--3.7%                     Maxxam Group, Inc., 11.25%, 2003                    500             530
                                             National Fiberstock Corp., 11.625%, 2002            500             528
                                             Riverwood International., 10.875%, 2008             300             293
                                             Stone Container Corp., 11.50%, 2006                  70              75
                                             -----------------------------------------------------------------------
                                                                                                               1,967
--------------------------------------------------------------------------------------------------------------------
    MISCELLANEOUS--1.1%                   (c)Color Tile, Inc., 10.75%, 2001                      330               3
                                             Hines Horticulture, 11.75%, 2005                    500             549
                                             Pathmark Stores, Inc., 9.625%, 2003                  20              20
                                             -----------------------------------------------------------------------
                                                                                                                 572
                                             -----------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS--30.8%
                                             (Cost: $15,504)                                                  16,376
                                             -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                      NUMBER OF SHARES
--------------------------------------------------------------------------------------------------------------------
                                          (c)EchoStar Communications                           1,150 shs.         21
                                          (c)Empire Gas Corp., warrants                          359               2
                                          (c)Foamex International, warrants                      160               5
                                          (c)Gulf States Steel, warrants                         150               1
                                             -----------------------------------------------------------------------
                                             TOTAL COMMON STOCK
                                             (Cost: $14)                                                          29
                                             -----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.85%
    INSTRUMENTS--4.3%                        Due--December 1997
                                             (Cost: $2,300)                             $    2,300      $    2,299
                                             ---------------------------------------------------------------------
                                             TOTAL INVESTMENTS--147.3%
                                             (Cost: $68,444)                                                78,270
                                             ---------------------------------------------------------------------
                                             LIABILITIES, LESS OTHER ASSETS--(47.3)%                       (25,141)
                                             ---------------------------------------------------------------------
                                             NET ASSETS--100%                                           $   53,129
                                             ---------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(b) Variable rate security. Rate shown is the effective rate on November 30, 1997 and date shown represents the final maturity of the obligation.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on payment of principal or interest or has filed for bankruptcy.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $68,444,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $10,266,000, the gross unrealized depreciation was $440,000 and the net unrealized appreciation on investments was $9,826,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Fund as of November 30, 1997, the related statements of operations for the year then ended and cash flows and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Fund at November 30, 1997, the results of its operations, its cash flows, and the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 20, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $68,444)                                                 $78,270
-----------------------------------------------------------------------
Interest rate swap agreements, at value                             163
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                   58
-----------------------------------------------------------------------
  Interest                                                          775
-----------------------------------------------------------------------
Deferred organization costs                                          15
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 79,281
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------
Cash overdraft                                                      442
-----------------------------------------------------------------------
Liability under reverse repurchase agreements                    25,643
-----------------------------------------------------------------------
Payable for:
  Management fee                                                     35
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             26
-----------------------------------------------------------------------
  Trustees' fees and other                                            6
-----------------------------------------------------------------------
    Total liabilities                                            26,152
-----------------------------------------------------------------------
NET ASSETS                                                      $53,129
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------
Paid-in capital                                                 $48,313
-----------------------------------------------------------------------
Accumulated net realized loss on sales of investments            (5,778)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        9,989
-----------------------------------------------------------------------
Undistributed net investment income                                 605
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $53,129
-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($53,129 / 3,453 shares outstanding)                            $ 15.39
-----------------------------------------------------------------------

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                  $8,341
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    459
-----------------------------------------------------------------------
  Interest expense                                                1,494
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            106
-----------------------------------------------------------------------
  Professional fees                                                  48
-----------------------------------------------------------------------
  Trustees' fees and other                                           49
-----------------------------------------------------------------------
    Total expenses                                                2,156
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             6,185
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments                         100
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments               46
-----------------------------------------------------------------------
Net gain on investments                                             146
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $6,331
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS AND CASH FLOWS

(IN THOUSANDS)

                                                                 YEAR ENDED NOVEMBER 30,
                                                                --------------------------
                                                                 1997               1996
------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment income                                         $ 6,185              6,046
------------------------------------------------------------------------------------------
  Net realized gain                                                 100                319
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              46              7,362
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              6,331             13,727
------------------------------------------------------------------------------------------
Distribution from net investment income                          (6,211)            (6,137)
------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(3 shares and 37 shares, respectively)                               65                578
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        185              8,168
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------

Beginning of year                                                52,944             44,776
------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment
income of $605 and $637, respectively)                          $53,129             52,944
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------------
Increase in net assets from operations                          $ 6,331             13,727
------------------------------------------------------------------------------------------
Non-cash items                                                   (2,903)           (10,769)
------------------------------------------------------------------------------------------
Sale (purchase) of investments                                      250               (322)
------------------------------------------------------------------------------------------
  Net cash provided by operating activities                       3,678              2,636
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------------------------------------------------------------
Proceeds from reverse repurchase agreements                       1,630              2,741
------------------------------------------------------------------------------------------
Distributions to shareholders                                    (6,146)            (5,559)
------------------------------------------------------------------------------------------
  Net cash used in financing activities                          (4,516)            (2,818)
------------------------------------------------------------------------------------------
Net decrease in cash                                               (838)              (182)
------------------------------------------------------------------------------------------
Cash at beginning of year                                           396                578
------------------------------------------------------------------------------------------
Cash (overdraft) at end of year                                 $  (442)               396
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options and interest rate swap agreements are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Payments received or made under interest rate swap agreements are recorded as adjustments to interest income. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1997, amounting to approximately $5,772,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Zurich Insurance
                             Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the name of the Fund's shareholder service agent was changed to Kemper Service Company (KSvC).

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $459,000 for the year ended November 30, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under

NOTES TO FINANCIAL STATEMENTS

                             the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no direct payments to its officers and incurred trustees fees of $13,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $22,491

                             Proceeds from sales                          22,206

--------------------------------------------------------------------------------
4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             November 30, 1997, the Fund had outstanding reverse repurchase agreements as follows:

                                                      VALUE OF ASSETS SOLD                     WEIGHTED
                                                        UNDER AGREEMENT      REPURCHASE        AVERAGE
                                         MATURITY        TO REPURCHASE        LIABILITY     INTEREST RATE
                                         --------     --------------------   -----------   ----------------
                                       Up to 30 days      $10,578,000        $10,254,000         5.66%
                                       30-90 days          11,213,000         10,870,000         5.74
                                       Over 90 days         4,662,000          4,519,000         5.85

--------------------------------------------------------------------------------
5    INTEREST RATE SWAP
     AGREEMENTS              In order to reduce the uncertainty of future
                             interest rates for a portion of the portfolio, the Fund has entered into interest rate swap agreements with counterparties to effectively convert investments in floating rate obligations into fixed rate obligations. At November 30, 1997, the Fund had outstanding interest rate swap agreements as follows:

                                                                                         FLOATING RATE    FIXED RATE
                                                                                         PAYMENTS MADE     PAYMENTS
                                                               NOTIONAL    TERMINATION    BY THE FUND      RECEIVED
                                           COUNTERPARTY         AMOUNT        DATE         BASED ON      BY THE FUND
                                           ------------       ----------   -----------   -------------   ------------
                                       GS Financial Products
                                       U.S., L.P.             $5,000,000     5/31/99         LIBOR          6.97%
                                       Lehman Brothers
                                       Special Financing
                                       Inc.                    5,000,000     5/31/99         LIBOR          6.875%

                             The Fund bears the market risk from changes in interest rates and accordingly the unrealized gain or loss on the swap agreements is included in the financial statements. The unrealized gain on outstanding interest rate swap agreements at November 30, 1997 amounted to $163,000. The Fund also bears the credit risk that the counterparty will not perform under the contract.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------
                                              YEAR ENDED NOVEMBER 30,           APRIL 29
                                              ------------------------       TO NOVEMBER 30,
                                               1997     1996     1995             1994
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 15.34   13.12    12.60            13.97
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          1.79    1.75     1.68              .87
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .06    2.25      .54            (1.60)
------------------------------------------------------------------------------------------------
Total from investment operations                 1.85    4.00     2.22             (.73)
------------------------------------------------------------------------------------------------
Less distribution from net investment income     1.80    1.78     1.70              .64
------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 15.39   15.34    13.12            12.60
------------------------------------------------------------------------------------------------
Market value, end of period                   $ 19.81   17.75    14.25            13.50
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
------------------------------------------------------------------------------------------------
Based on net asset value                        12.55%  32.63    19.29            (5.43)
------------------------------------------------------------------------------------------------
Based on market value                           23.53%  39.99    20.70            (5.61)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------
Expenses before interest expense                 1.24%   1.23     1.26             1.13
------------------------------------------------------------------------------------------------
Expenses after interest expense                  3.99%   3.89     4.35             3.41
------------------------------------------------------------------------------------------------
Net investment income                           11.45%  12.43    13.56            10.95
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)    $53,129   52,944  44,776           42,390
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               16%     19       49               55
------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC INCOME FUND (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
12   WITHDRAWAL FROM
     PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN


                             payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                      OFFICERS

JAMES E. AKINS                DANIEL PIERCE             HARRY E. RESIS, JR.
Trustee                       Chairman of the Board     Vice President

ARTHUR R. GOTTSCHALK          MARK S. CASADY            JONATHAN W. TRUTTER
Trustee                       President                 Vice President

FREDERICK T. KELSEY           PHILIP J. COLLORA         RICHARD L. VANDENBERG
Trustee                       Vice President,           Vice President
                              Secretary and Treasurer

DANIEL PIERCE                 J. PATRICK BEIMFORD, JR.  LINDA J. WONDRACK
Trustee                       Vice President            Vice President

FRED B. RENWICK               JERARD K. HARTMAN         JOHN R. HEBBLE
Trustee                       Vice President            Assistant Treasurer

JOHN B. TINGLEFF              THOMAS W. LITTAUER        MAUREEN E. KANE
Trustee                       Vice President            Assistant Secretary

EDMOND D. VILLANI             ANN M. MCCREARY           CAROLINE PEARSON
Trustee                       Vice President            Assistant Secretary

JOHN G. WEITHERS              MICHAEL A. MCNAMARA       ELIZABETH C. WERTH
Trustee                       Vice President            Assistant Secretary

                              KATHRYN L. QUIRK
                              Vice President


------------------------------------------------------------------------
LEGAL COUNSEL                VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                             222 North LaSalle Street
                             Chicago, IL 60601
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SHAREHOLDER                  KEMPER SERVICE COMPANY
SERVICE AGENT                P.O. Box 419066
                             Kansas City, MO 64141-6066
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CUSTODIAN AND                INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT               127 West 10th Street
                             Kansas City, MO 64105
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INDEPENDENT AUDITORS         ERNST & YOUNG LLP
                             233 South Wacker Drive
                             Chicago, IL 60606

Printed on recycled paper.

KSIF - 2 (1/98) 1042010
Printed in the U.S.A.

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
                                                        [KEMPER FUND LOGO]